SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission only (as permitted by Rule
         14a-6(e)(2))
[X ]      Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                     AAL VARIABLE PRODUCT SERIES FUND, INC.
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X ]     No fee required.
[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)      Title of each class of securities to which transaction applies:


         2)      Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


         4)       Proposed maximum aggregate value of transaction:


         5)       Total fee paid:


[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:


         2)       Form, Schedule or Registration Statement No.:


         3)       Filing Party:


         4)       Date Filed:

                                   [AAL LOGO]

                     AAL VARIABLE PRODUCT SERIES FUND, INC.
                             4321 North Ballard Road
                         Appleton, Wisconsin 54919-0001
                                  800-225-5225

                               September 17, 1998

Dear Certificate Owner:

Enclosed is a notice of a Special Meeting of Shareholders of each series of the AAL Variable Product Series Fund, Inc. (together the "Portfolios"), to be held on Friday, October 30, 1998, together with a Proxy Statement and Form of Proxy relating to the business to be transacted at the meeting.

This Special Meeting of Shareholders is being called to vote on the election of seven nominees to the Board of Directors, and to ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1998. The shareholders of all of the Portfolios will vote together on the election of Directors and the ratification of the selection of auditors.

Mr. D. W. Russler, who has served as a Director since the organization of AAL Variable Product Series Fund, Inc. in 1994, has announced his retirement effective December 31, 1998. I am sure all of our shareholders join me and the other Directors and management of AAL Variable Product Series Fund, Inc. as we extend our gratitude to Mr. Russler for his dedicated service and wise guidance over the years.

The Board of Directors has nominated Mr. Edward W. Smeds to fill the vacancy that will be created with the retirement of Mr. Russler on December 31, 1998. In order to serve in this capacity, Mr. Smeds must be elected by the shareholders of AAL Variable Product Series Fund, Inc. At the same time the present Directors, other than Mr. Russler, will stand for election. Accordingly, shareholders will be asked to vote for a total of seven nominees, including six of the seven presently serving Directors, and Mr. Smeds as a new nominee.

If you have any questions or concerns that you would like to discuss about the meeting and the matter to be acted upon, please call us at 800-225-5225.

Thank  you  for  your  continued   confidence  in  AAL.  Your   cooperation  and
participation in completing and returning the enclosed proxy will ensure that your vote is counted.

                                          Very truly yours,

                                          AAL VARIABLE PRODUCT SERIES FUND, INC.

                                          /s/ Steven A. Weber

                                          Steven A. Weber, President

                     AAL VARIABLE PRODUCT SERIES FUND, INC.
                             4321 North Ballard Road
                         Appleton, Wisconsin 54919-0001
                                  800-225-5225


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                         To Be Held on October 30, 1998


A Special Meeting of the Shareholders ("Special Meeting") of the AAL Variable Product Series Fund, Inc. (the "Fund"), including AAL Variable Product Money Market, Bond, Balanced, Large Company Stock, Small Company Stock, International Stock and High Yield Bond Portfolios (together the "Portfolios"), will be held at 222 West College Avenue, Appleton, Wisconsin, on Friday, October 30, 1998, beginning at 9:30 a.m. local time for the following purposes:

     1.   To vote on the election of seven nominees for the Board of Directors;

     2. To ratify the Board of Directors' selection of Ernst & Young LLP as independent auditors for all of the Portfolios for the fiscal year ending December 31, 1998; and

     3. To transact any other business as properly may come before the meeting, or any adjournment thereof.

The Board of Directors has fixed the close of business on Monday, August 31, 1998, as the record date ("Record Date") for determining shareholders entitled to notice of, and shares having voting rights in connection with, the Special Meeting and any adjournment thereof. Your attention is invited to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters to be acted upon at the Special Meeting.

         Each Portfolio issues and sells its shares to AAL Variable Annuity Account I and AAL Variable Life Account I (together the "Variable Accounts"), where the shares are held to fund benefits under individual flexible premium deferred variable annuity certificates and flexible premium variable life insurance certificates (together the "Certificates") issued by the Variable Accounts. As the owner of all of the assets held in the Variable Accounts, Aid Association for Lutherans ("AAL") is the sole shareholder of each Portfolio and is entitled to vote all of the shares of each Portfolio held in the Variable Accounts. However, pursuant to applicable laws, the Fund's current prospectus dated September 1, 1998, and the Fund's Articles of Incorporation and Bylaws, AAL votes outstanding shares of the Portfolios in accordance with instructions received from the owners of the Certificates ("Certificate Owners") issued in the Variable Accounts. This Notice is being delivered to Certificate Owners who, by virtue of their ownership of Certificate(s), owned beneficially shares of one or more of the Portfolios as of the Record Date, so that they may instruct AAL on how the Portfolio shares underlying their Certificates should be voted on matters to be acted upon at the Special Meeting.

                                          By Order of the Board of Directors of
                                          AAL Variable Product Series Fund, Inc.

                                          /s/ Kathleen A. Brost

                                          Kathleen A. Brost, Secretary

Appleton, Wisconsin
September 17, 1998

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE PROVIDED FOR THAT PURPOSE.

                     AAL VARIABLE PRODUCT SERIES FUND, INC.
                   AAL Variable Product Money Market Portfolio
                       AAL Variable Product Bond Portfolio
                     AAL Variable Product Balanced Portfolio
               AAL Variable Product Large Company Stock Portfolio
               AAL Variable Product Small Company Stock Portfolio AAL Variable Product International Stock Portfolio
                 AAL Variable Product High Yield Bond Portfolio

                             4321 North Ballard Road
                         Appleton, Wisconsin 54919-0001
                                  800-225-5225


                                 PROXY STATEMENT


                     The Proxy Statement was first mailed to
                   Shareholders on or about September 18, 1998


                        SOLICITATION, PURPOSE AND VOTING

Solicitation

         The enclosed proxy is being solicited by the Board of Directors of AAL Variable Product Series Fund, Inc. (the "Fund") in connection with a Joint Special Meeting of Shareholders (the "Special Meeting") of each of the Portfolios listed above to be held on Friday, October 30, 1998. Each Portfolio issues and sells its shares to AAL Variable Annuity Account I and AAL Variable Life Account I (together the "Variable Accounts"), where the shares are held to fund benefits under individual flexible premium deferred variable annuity certificates and flexible premium variable life insurance certificates (the "Certificates") issued by Aid Association for Lutherans ("AAL") in the Variable Accounts.

         AAL is a non-profit, non-stock membership organization, licensed to do business as a fraternal benefit society. AAL has a mission of bringing Lutherans and their families together to pursue quality living through financial security, volunteer action and help for others. AAL has about 1.7 million members and is one of the world's largest fraternal benefit societies in terms of assets and life insurance in force. AAL ranks in the top two percent of all life insurers in the United States in terms of ordinary life insurance (nearly $82 billion in force). AAL offers life, health and disability income insurance and fixed and variable annuities to its members. Members belong to one of over 9,800 local AAL branches throughout the United States.

         As the owner of all of the assets held in the Variable Accounts, AAL is the sole shareholder of each Portfolio and is entitled to vote all of the shares of each Portfolio held in the Variable Accounts. However, pursuant to applicable laws, the Fund's current prospectus dated September 1, 1998, and the Fund's Articles of Incorporation and Bylaws, AAL votes outstanding shares of the Portfolio in accordance with instructions received from the owners of the Certificates ("Certificate Owners") issued in the Variable Accounts. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and Form of Proxy are being delivered to Certificate Owners who, by virtue of their ownership of Certificate(s), beneficially owned shares of the Portfolio as of Monday, August 31, 1998 (the "Record Date"), so that they may instruct AAL on how the Portfolio shares underlying their Certificates should be voted on matters to be acted upon at the Special Meeting.

         You are encouraged to read carefully this Proxy Statement and mark and return the Form of Proxy accompanying it.

Purpose

         The purpose of the Special Meeting is to vote on the election of seven nominees for the Board of Directors, and to ratify the Board of Directors' selection of Ernst & Young LLP as independent auditors for the Fund for the fiscal year ending December 31, 1998. No other business is scheduled to be transacted.

Quorum and Voting

         The representation at the Special Meeting, in person or by proxy, of shares constituting one-third of all shares outstanding and entitled to vote on a matter constitutes a quorum for the transaction of business. Abstentions will be treated as present for purposes of determining the presence or absence of a quorum.

         The election of Directors pursuant to Proposal 1 requires a plurality of the votes cast by the holders of the Fund's outstanding shares, with all Portfolios voting together. "Plurality" means that the individuals who receive the largest number of votes cast are elected as Directors up to the maximum number of Directors to be chosen at the Special Meeting. Consequently, any shares not voted (for example, abstentions) have no impact on the election of Directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes.

         Ratification of Ernst & Young LLP to serve as independent auditors to the Fund pursuant to Proposal 2 requires that the number of votes cast in favor of ratification must exceed the number of votes cast in opposition to ratification. Accordingly, shares represented in person or by proxy at the Special Meeting which are not voted (for example, abstentions) will not affect the outcome of this proposal. All shares of all of the Portfolios will vote together on the ratification of the selection of auditors.

         AAL, as the sole shareholder of each Portfolio, will submit a proxy for all shares of each Portfolio owned of record by it as of the Record Date. Shares underlying Certificates with respect to which AAL has received voting instructions from the Certificate Owner will be voted by AAL in accordance with such instructions. Shares with respect to which an executed proxy is received, but provides no voting instructions, will be voted by AAL in favor of the proposal. Shares with respect to which no proxy is received and any shares held by AAL, its subsidiaries or affiliates for its own account will be voted by AAL in proportion to the shares with respect to which AAL has received instructions from Certificate Owners. For purposes of calculating AAL's proportionate voting described below, such uninstructed shares will be counted the same as shares with respect to which AAL has received instructions to vote in favor of the proposal.

         By way of example, suppose there were outstanding a total of 1,000 shares of a Portfolio. Suppose further that Certificate Owners owning Certificates representing 680 of those shares returned proxies instructing AAL as follows: (a) to vote 340 shares "FOR" approval of the proposal; (b) to vote 170 shares "AGAINST" approval; (c) to abstain from voting 85 shares; and (d) providing no voting instruction with respect to the remaining 85 shares. Then AAL would vote the 595 shares referred to in clauses (a), (b) and (c) as instructed, and would vote the remaining 85 shares referred to in clause (d) "FOR" approval of the proposal. In addition, of the 320 shares with respect to which no proxies were received, AAL would vote 200 shares "FOR" approval (which is proportionate to the sum of the shares referred to in clauses (a) and (d) above, divided by the total number of shares with respect to which executed proxies were received), would vote 80 shares "AGAINST" approval, and would abstain from voting the remaining 40 shares.

         The number of votes with respect to which a Certificate Owner has the right to instruct AAL on voting is calculated separately for each subaccount. The number of votes that each Certificate Owner may instruct is determined by dividing a Certificate's accumulated value in a subaccount as of the Record Date by the net asset value per share of the corresponding Portfolio in which the subaccount invests as of the Record Date. Fractional shares are counted.

         Shares represented by properly executed proxies received by the Fund will be voted by AAL at the Special Meeting and any adjournment thereof in accordance with the terms of such proxies, as described above. A Certificate Owner may revoke his or her proxy at any time prior to the voting thereof by filing a written notice of revocation with the Secretary of the Fund prior to the Special Meeting or by delivering a duly executed proxy bearing a later date.

         Certificate Owners owning Certificates representing shares at the close of business on August 31, 1998, will be entitled to one vote on each matter presented for each share so represented. At that date, there were 102,110,064.375 shares of the Fund outstanding.

         UPON REQUEST AND AT NO COST TO A REQUESTING CERTIFICATE OWNER, THE FUND WILL MAIL, BY FIRST CLASS MAIL, COPIES OF ITS ANNUAL REPORT DATED DECEMBER 31, 1997, AND ITS SEMI-ANNUAL REPORT DATED JUNE 30, 1998. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF THE AAL VARIABLE PRODUCTS SERVICE CENTER AT 4321 NORTH BALLARD ROAD, APPLETON, WISCONSIN 54919-0001, TELEPHONE 800-225-5225.

                        PROPOSAL 1- ELECTION OF DIRECTORS

Background

Six of the seven presently serving members of the Board of Directors are standing for election as Directors at the Special Meeting. The seventh presently serving Director, Mr. D. W. Russler, is retiring from his Board position effective December 31, 1998, and accordingly will not stand for election. The Board has nominated Mr. Edward W. Smeds to fill the vacancy that will be created with the retirement of Mr. Russler. If elected, Mr. Smeds' term of office as a Director would begin on January 1, 1999.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of these seven individuals unless otherwise specified by a shareholder on the proxy. Should any of them become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors may recommend. The following table sets forth information concerning the nominee Director and the six Directors standing for election.

---------------------------------- ----------- ------------------------------------------------------ --------------
                                                               Principal Occupation                     Director
Name of Director                   Age                        and Business Experience                    Since
---------------------------------- ----------- ------------------------------------------------------ --------------
--------------------------------------------------------------------------------------------------------------------

Nominee Director:
--------------------------------------------------------------------------------------------------------------------
---------------------------------- ----------- ------------------------------------------------------ --------------

Edward W. Smeds                    62          Retired; President,  Customer Service and Operations,       N/A
10 Regent Wood Road                            Kraft  Foods  from  1991 to  1994;  President,  Kraft
Northfield, IL 60093                           Foods  Canada from 1989  to 1990;  Chairman,  Board of
                                               Trustees, Carthage College
---------------------------------- ----------- ------------------------------------------------------ --------------
--------------------------------------------------------------------------------------------------------------------

Directors Standing for Election:
--------------------------------------------------------------------------------------------------------------------
---------------------------------- ----------- ------------------------------------------------------ --------------

F. Gregory Campbell                58          President,   Carthage  College,  Kenosha,  Wisconsin;      1994
2001 Alford Parks Dr.                          Vice Chairman,  Kenosha  Hospital and Medical Center;
Kenosha, WI  53140                             Director,  Evangelical  Lutheran  Church  in  America
                                               Risk   Management/University   and  College   Health;
                                               Director,  Johnson  Mutual Funds;  Director,  Kenosha
                                               Area Development Association
---------------------------------- ----------- ------------------------------------------------------ --------------
---------------------------------- ----------- ------------------------------------------------------ --------------

Richard L. Gady                    55          Vice President,  Public Affairs and Chief  Economist,      1994
One Central Park Plaza                         ConAgra, Inc. (agribusiness)
Omaha, NE  68102
---------------------------------- ----------- ------------------------------------------------------ --------------
---------------------------------- ----------- ------------------------------------------------------ --------------

Lawrence M. Woods                  66          Former  Executive Vice President and Director,  Mobil      1994
P.O. Box 1860                                  Oil Corp.; Director,  Mobil Corp.  (international oil
Worland, WY  82401                             company and holding company) from 1976 through 1985
---------------------------------- ----------- ------------------------------------------------------ --------------
---------------------------------- ----------- ------------------------------------------------------ --------------

John O. Gilbert*                   56          President   and   Chief   Executive   Officer,    Aid      1997
4321 North Ballard Road                        Association  for Lutherans;  Regent,  Luther College;
Appleton, WI  54919                            Director,  Life Office Management  Association,  Inc.
                                               (trade association)
---------------------------------- ----------- ------------------------------------------------------ --------------
---------------------------------- ----------- ------------------------------------------------------ --------------

Ronald G. Anderson*                47          Director,  AAL Trust;  Senior Vice President and CFO,      1996
4321 North Ballard Road                        Aid  Association  for  Lutherans;   Chairman  of  the
Appleton, WI  54919                            Board,  President  and CEO,  AAL  Capital  Management
                                               Corporation;  Director,  General Re-CKAG  Reinsurance
                                               and  Investment   S.ar.L.   (Luxembourg   Reinsurance
                                               Corporation);   from  1991  through  1996,  Chairman,
                                               General Re Financial Products;  and from 1995 through
                                               1996, Vice President Corporate  Development,  General
                                               Re (both reinsurance)
---------------------------------- ----------- ------------------------------------------------------ --------------
---------------------------------- ----------- ------------------------------------------------------ --------------

Steve A. Weber *                   45          Senior Vice President, Aid Association for Lutherans       1996
4321 North Ballard Road
Appleton, WI  54919
---------------------------------- ----------- ------------------------------------------------------ --------------

* Messrs. Anderson, Gilbert and Weber are "interested persons" of the Fund as defined in the Investment Company Act of 1940.

The Board of Directors held four regular meetings and no special meetings during the fiscal year ended December 31, 1997. All of the directors attended 100% of the total number of meetings of the Board of Directors, and of each committee thereof of which he is a member. The Board of Directors has a standing Audit Committee comprised of Richard L. Gady, F. Gregory Campbell, Lawrence M. Woods and D.W. Russler, none of whom is an "interested person" of the Fund as defined in the 1940 Act. The Audit Committee reviews the internal and external accounting procedures of the Fund and, among other things, considers the selection of independent certified public accountants for each Portfolio of the Fund, approves all significant services proposed to be performed by the independent certified public accountants and considers the possible effect of such services on the accountant's independence. The Audit Committee met once during the fiscal year ended December 31, 1997. All members of the committee attended the meetings. The Board of Directors has established no other standing committees nor any policy or procedure regarding the recommendation of Director nominees by shareholders.

The Fund makes no payments to any of its officers for services. However, any of the Directors who are not officers or employees of Aid Association for Lutherans
(AAL) or of any of its affiliates are paid, by the Fund, an annual fee of $5,000. These fees are assessed ratably to each of the Portfolios. Directors are reimbursed by the Fund for any expenses they may incur by reason of attending such meetings or in connection with services they may perform for the Fund. The table below shows compensation paid to any Director or officer of the Fund for the fiscal year ended December 31, 1997.

--------------------------- ----------------- ---------------- ---------------- ----------------- -------------------
                                                                 Pension or
                                                                 Retirement                             Total
                                                                  Benefits         Estimated      Compensation from
                             Capacities in                     Accrued During   Annual Benefits   the Fund and Fund
                                 Which                           the Fund's     Upon Retirement      Complex Paid
                              Remuneration       Aggregate      Last Fiscal                         to Director(1)
Name                            Received       Remuneration         Year
--------------------------- ----------------- ---------------- ---------------- ----------------- -------------------
--------------------------- ----------------- ---------------- ---------------- ----------------- -------------------

Richard L. Gady                 Director          $5,750             -0-              -0-              $22,500
--------------------------- ----------------- ---------------- ---------------- ----------------- -------------------
--------------------------- ----------------- ---------------- ---------------- ----------------- -------------------

F. Gregory Campbell             Director          $5,750             -0-              -0-              $22,500
--------------------------- ----------------- ---------------- ---------------- ----------------- -------------------
--------------------------- ----------------- ---------------- ---------------- ----------------- -------------------

Lawrence M. Woods               Director          $5,750             -0-              -0-              $22,500
--------------------------- ----------------- ---------------- ---------------- ----------------- -------------------
--------------------------- ----------------- ---------------- ---------------- ----------------- -------------------

D.W. Russler                    Director          $5,750             -0-              -0-              $22,500
--------------------------- ----------------- ---------------- ---------------- ----------------- -------------------

(1) The Fund Complex includes, in addition to the Fund, The AAL Mutual Funds.

         Information regarding each Director's beneficial ownership of shares of each series of the Fund is provided in the table attached as Appendix A to this Proxy Statement.

         The Board of Directors of the Fund unanimously recommends a vote "FOR" the election of the seven nominee Directors named above.


                PROPOSAL 2 - RATIFICATION OF INDEPENDENT AUDITORS

         The Fund's Board of Directors unanimously selected Ernst & Young LLP, auditors, to audit the books and records of the Fund, including the books and records for each of the Portfolios, for the fiscal year ending December 31, 1998. This firm has served the Fund as independent auditors since its inception in 1994, and has served as auditors for each Portfolio since their respective dates of commencement of operations. Ernst & Young LLP has no direct or indirect financial interest in the Fund, except as independent auditors. No representative of Ernst & Young LLP is expected to be present at the special meeting.

         The Board of Directors unanimously recommends that shareholders ratify the selection of Ernst & Young LLP as independent auditors of the Fund.


                           PROPOSAL 3 - OTHER BUSINESS

         Management of the Fund is not aware of any other matters that will come before the Special Meeting. However, if any other business should come before the Special Meeting, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment on such matters.

                             ADDITIONAL INFORMATION

Officers of The Fund

         The following table sets forth information with respect to each officer of the Fund who is not a Director. Officers are appointed annually by the Board of Directors, and serve one-year terms.

------------------------------------ ------ --------------------------------------- ---------------------------------
                                                         Position and
Name                                 Age            Offices with the Fund                 Principal Occupation
------------------------------------ ------ --------------------------------------- ---------------------------------
------------------------------------ ------ --------------------------------------- ---------------------------------

Daniel L Shinnick                    41                 Vice President              Vice President, Annuity
4321 North Ballard Road                                                             Solutions, Aid Association for
Appleton, WI  54919-0001                                                            Lutherans
------------------------------------ ------ --------------------------------------- ---------------------------------
------------------------------------ ------ --------------------------------------- ---------------------------------

Kathleen A. Brost                    37                   Secretary                 Staff    Attorney,     Insurance
4321 North Ballard Road                                                             Products  and  Securities,   Aid
Appleton, WI  54919-0001                                                            Association for Lutherans
------------------------------------ ------ --------------------------------------- ---------------------------------
------------------------------------ ------ --------------------------------------- ---------------------------------

Carl J. Rudolph                      53                   Treasurer                 Vice  President,  Controller and
4321 North Ballard Road                                                             Treasurer,  Aid  Association for
Appleton, WI  54919-0001                                                            Lutherans
------------------------------------ ------ --------------------------------------- ---------------------------------


Adviser and Administrator

         Aid Association for Lutherans is the Adviser to each of the Portfolios. AAL Capital Management Corporation, a wholly owned subsidiary of AAL, performs certain administrative services including accounting, expense accrual, valuation and financial reporting, and tax accounting services for each Portfolio. AAL pays AAL Capital Management Corporation's fees for these services. The Fund bears no portion of those fees.

Principal Shareholders and Certain Beneficial Owners

         Other than AAL, no person was known to own of record or beneficially five percent (5%) or more of the outstanding shares of any Portfolio.

         The table included in Appendix A to this Proxy Statement shows shares of each Portfolio of the Fund as to which each Director, the nominee Director and the group consisting of all Directors, the nominee Director and executive officers of the Fund, had or shared power over voting or disposition as of August 31, 1998.

Cost of Solicitation

         In addition to this solicitation of proxies by use of the mails, proxies may be solicited by officers of the Fund and by officers and employees of AAL, personally or by telephone or telegraph, without special compensation. Proxies may also be solicited by a professional proxy solicitation service should management of the Fund determine that solicitation by such means is advisable. The cost of preparing and mailing proxy materials, of the Special Meeting (including any adjourned sessions thereof), and of soliciting proxies will be borne by the Fund.

Adjournment

         In the event that sufficient votes in favor of the proposal set forth in the Notice of Special Meeting which accompanies this Proxy Statement are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against any the proposal.

Shareholder Meetings

         The Fund is organized as a Maryland corporation, and as such is subject to Maryland law. Pursuant to Maryland law and the Articles of Incorporation of the Fund, the Fund is not required to hold a shareholder meeting in any year in which the election of directors, approval of the Investment Advisory Agreement or ratification of the selection of independent public accountants is not required to be acted upon by shareholders of the Fund under the 1940 Act. Meetings of the shareholders of the Fund (or of any Portfolio) will be held when and as determined necessary by the Board of Directors of the Fund and in accordance with the 1940 Act. Other than the Special Meeting to which this Proxy Statement relates and the Special Meeting of the shareholders of the AAL Variable Product International Stock Portfolio held on August 14, 1998, the Fund currently does not anticipate that it will hold a meeting of shareholders of any Portfolio in 1998. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to the following address: AAL Variable Product Series Fund, Inc., 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, Attention: Kathleen A. Brost, Secretary.

                                   APPENDIX A


         The following table shows shares of each Portfolio of the Fund as to which each Director, the nominee Director and the group consisting of all Directors, the nominee Director and executive officers of the Fund, had or shared power over voting or disposition as of August 31, 1998.

------------------------------------------------ -------------------------------

Name and Series                                  Number of Shares of the Fund(1)
------------------------------------------------ -------------------------------
------------------------------------------------ -------------------------------

Ronald G. Anderson:
         Money Market Portfolio                  -0-
         Bond Portfolio                          -0-
         Balanced Portfolio                      -0-
         Large Company Stock Portfolio           -0-
         Small Company Stock Portfolio           -0-
         International Stock Portfolio           -0-
             High Yield Bond Portfolio           -0-

------------------------------------------------ -------------------------------
------------------------------------------------ -------------------------------

F. Gregory Campbell:
         Money Market Portfolio                  -0-
         Bond Portfolio                          -0-
         Balanced Portfolio                      -0-
         Large Company Stock Portfolio           -0-
         Small Company Stock Portfolio           -0-
         International Stock Portfolio           -0-
         High Yield Bond Portfolio               -0-


------------------------------------------------ -------------------------------
------------------------------------------------ -------------------------------

Richard L. Gady:
         Money Market Portfolio                  -0-
         Bond Portfolio                          -0-
         Balanced Portfolio                      -0-
         Large Company Stock Portfolio           -0-
         Small Company Stock Portfolio           -0-
         International Stock Portfolio           -0-
         High Yield Bond Portfolio               -0-
------------------------------------------------ -------------------------------
------------------------------------------------ -------------------------------

Lawrence M. Woods:
         Money Market Portfolio                  -0-
         Bond Portfolio                          -0-
         Balanced Portfolio                      -0-
         Large Company Stock Portfolio           -0-
         Small Company Stock Portfolio           -0-
         International Stock Portfolio           -0-
         High Yield Bond Portfolio               -0-
------------------------------------------------ -------------------------------
------------------------------------------------ -------------------------------

John O. Gilbert:
         Money Market Portfolio                  -0-
         Bond Portfolio                          -0-
         Balanced Portfolio                      -0-
         Large Company Stock Portfolio           -0-
         Small Company Stock Portfolio           3,299.921
         International Stock Portfolio           -0-
         High Yield Bond Portfolio               -0-
------------------------------------------------ -------------------------------
------------------------------------------------ -------------------------------

Steven A. Weber:
         Money Market Portfolio                  -0-
         Bond Portfolio                          -0-
         Balanced Portfolio                      -0-
         Large Company Stock Portfolio           -0-
         Small Company Stock Portfolio           -0-
         International Stock Portfolio           -0-
         High Yield Bond Portfolio               -0-
------------------------------------------------ -------------------------------
------------------------------------------------ -------------------------------

Edward W. Smeds:
         Money Market Portfolio                  -0-
         Bond Portfolio                          -0-
         Balanced Portfolio                      -0-
         Large Company Stock Portfolio           -0-
         Small Company Stock Portfolio           -0-
         International Stock Portfolio           -0-
         High Yield Bond Portfolio               -0-

------------------------------------------------ -------------------------------
------------------------------------------------ -------------------------------

All Directors and as a Group
(a total of 10 persons)
         Money Market Portfolio                  -0-
         Bond Portfolio                          128.986
         Balanced Portfolio                      48.228
         Large Company Stock Portfolio           396.892
         Small Company Stock Portfolio           4,157.069
         International Stock Portfolio           566.640
         High Yield Bond Portfolio               51.915
------------------------------------------------ -------------------------------

(1) These figures are based on information furnished by the respective individuals and by AAL, the Fund's Transfer Agent, as of August 31, 1998. Certain of the individuals listed share voting and investment power with his spouse with respect to some or all of the shares listed opposite his name. Each individual Director or executive officer beneficially owns less than 1% of the shares of the Fund.

                     AAL VARAIBLE PRODUCT SERIES FUND, INC.

                             Please fold and detach
                      card at perforation before mailing.

                     AAL VARIABLE PRODUCT SERIES FUND, INC.,
                         Special Meeting of Shareholders
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ronald G. Anderson, Kathleen A. Brost, Robert G. Same and Joseph F. Wreschnig, or any of them, proxy, with full power of substitution, to represent and vote, as designated below, all shares the undersigned is entitled to vote at the Special Meeting of Shareholders of the above referenced fund of the Relevant Portfolio(s) to be held at 222 West College Avenue, Appleton, Wisconsin 54919 beginning at 9:30 a.m., local time, on October 30, 1998, or at any adjournment thereof, with respect to the matters set forth below and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

                                                      DATED:______________, 1998


(If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)


          -------------------------------------------------------------
                 (Please sign exactly as name appears at left.)


Please place an "X" on the desired blank for each Item.
Shares represented by this proxy will be voted as directed by the shareholder.
IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2.

Please vote by filling in the appropriate boxes below.                               FOR                            WITHHOLD
                                                                                     all nominees  listed  (except  authority  to
                                                                                     as noted in space provided)    vote  for  all
1.  Proposal to elect seven  candidates  to serve on the Board of  Directors of      [  ]                           nominees lised
    AAL Variable  Product  Series Fund,  Inc., six of whom presently are serving                                    [  ]
    as Directors,  Ronald G. Anderson,  Richard L. Gady,  Lawrence M. Woods,  F.
    Gregory  Campbell,  John O. Gilbert and Steven A. Weber,  and the seventh of whom is a new nominee, Edward W. Smeds.

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.

----------------------------------------------------------------

2.  Proposal to ratify the Board of  Directors'  selection of Ernst & Young          FOR            AGAINST        ABSTAIN
    LLP as independent  auditors for all of the Portfolios for the fiscal year
    ending  December 31, 1998.                                                       [  ]           [  ]           [  ]


3. In their discretion on such other matters as may properly come before the meeting or any adjournment thereof.